UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

OMB APPROVAL
OMB Number: 3235-0578
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FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21734

Registrant Name:	PIMCO Global StocksPLUS & Income Fund

Address of Principal Executive Offices:	1345 Avenue of the Americas,
New York, NY 10105

Name and Address of Agent for Service:	Lawrence G. Altadonna
1345 Avenue of the Americas,
New York, NY 10105

Registrant’s telephone number, including area code:	212-739-3371

Date of Fiscal Year End:	March 31, 2010

Date of Reporting Period:	June 30, 2009

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
June 30, 2009 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value*

U.S. GOVERNMENT AGENCY SECURITIES—75.6%
	Fannie Mae,
$92	0.966%, 8/5/10, FRN	Aaa/AAA	$92,186
47,829	6.00%, 10/1/37, MBS (j)	Aaa/AAA	50,064,580
180	7.00%, 12/25/23, CMO	Aaa/AAA	196,300
120	7.50%, 6/1/32, MBS	Aaa/AAA	130,085
80	7.80%, 6/25/26, ABS, VRN	Aaa/AAA	90,592
907	13.719%, 8/25/22, CMO, FRN (b)	Aaa/AAA	1,069,759

			51,643,502

298	Fannie Mae Whole Loan, 10.270%, 12/25/42, CMO, VRN	Aaa/AAA	324,210

	Freddie Mac,
7,777	0.657%, 4/1/11, FRN (h)	Aaa/AAA	7,803,294
1,663	0.703%, 3/9/11, FRN (h)	Aaa/AAA	1,669,115
2,552	0.888%, 2/1/11, FRN (h)	Aaa/AAA	2,548,394
35	7.00%, 8/15/23, CMO	Aaa/AAA	38,472

			12,059,275

	Total U.S. Government Agency Securities (cost—$63,969,881)		64,026,987

CORPORATE BONDS & NOTES—57.7%
Airlines—5.8%
2,500	American Airlines, Inc., 6.817%, 11/23/12	B1/BB-	2,012,500
1,334	Continental Airlines, Inc., 8.048%, 5/1/22	Baa2/BBB	1,120,311
	United Air Lines, Inc.,
53	6.201%, 3/29/49	Ba2/BBB	52,383
2,327	6.636%, 1/2/24	Ba1/BBB-	1,745,682

			4,930,876

Automotive—0.1%
100	Tenneco Automotive, Inc., 8.625%, 11/15/14	Caa2/CCC	72,500

Banking—1.7%
1,500	UBS AG, 5.875%, 12/20/17	Aa2/A+	1,399,158

Financial Services—41.4%
4,000	American Express Credit Corp., 0.459%, 10/4/10, FRN (j)	A2/BBB+	3,851,884
	American International Group, Inc. (j),
4,500	1.217%, 10/18/11, FRN	A3/A-	2,905,807
4,565	5.60%, 10/18/16	A3/A-	2,471,336
2,700	C10 Capital SPV Ltd., 6.722%, 12/31/16, FRN (g)	NR/CCC	1,384,117
	CIT Group, Inc., FRN,
1,000	1.11%, 3/15/17	Ba2/BB-	363,100
500	1.46%, 12/14/16	Ba2/BB-	178,730
€1,880	1.645%, 6/20/13	Ba2/BB-	1,437,156
£2,000	Citigroup Capital XVIII, 6.829%, 6/28/67, FRN	Baa3/CC	1,729,192
$1,200	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	Baa3/CC	937,234
	Ford Motor Credit Co. LLC,
1,300	7.25%, 10/25/11	Caa1/CCC+	1,125,066
1,000	7.375%, 2/1/11	Caa1/CCC+	905,617
€4,600	General Electric Capital Corp., 4.625%, 9/15/66, FRN (a)(d)	Aa3/AA+	3,756,466
$2,000	Goldman Sachs Group, Inc., 1.639%, 1/12/15, FRN (j)	A1/A	1,754,982
	International Lease Finance Corp. (j),
2,100	4.95%, 2/1/11	Baa2/BBB+	1,786,987
3,000	6.625%, 11/15/13	Baa2/BBB+	2,311,980

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
June 30, 2009 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value*

Financial Services (continued)
$500	Merrill Lynch & Co., Inc., 1.228%, 11/1/11, FRN	A2/A	$458,706
	Morgan Stanley (j),
1,300	1.611%, 10/15/15, FRN	A2/A	1,115,699
2,000	5.75%, 10/18/16	A2/A	1,920,194
2,000	Osiris Capital PLC, 6.131%, 7/15/12, FRN (a)(b)(d)	Ba1/BB+	1,971,834
1,600	Rabobank Nederland NV, 11.00%, 6/30/19, FRN (a)(d)(g)	Aa2/AA-	1,784,510
1,000	SLM Corp., 8.45%, 6/15/18	Ba1/BBB-	856,646

			35,007,243

Insurance—1.1%
1,000	Foundation Re II Ltd., 7.576%, 11/26/10, FRN (a)(b)(d)	NR/BB+	936,323

Oil & Gas—4.9%
4,000	Gazprom AG, 9.625%, 3/1/13	Baa1/BBB	4,140,000

Retail—2.7%
2,750	CVS Lease Pass Through, 5.88%, 1/10/28 (a)(d)(j)	Baa2/BBB+	2,317,229

	Total Corporate Bonds & Notes (cost—$52,391,157)		48,803,329

MORTGAGE-BACKED SECURITIES—17.0%
723	American Home Mortgage Assets, 2.26%, 11/25/46, CMO, FRN	Caa1/AAA	331,735
469	Bear Stearns Alt-A Trust, 5.490%, 9/25/35, CMO, VRN	Ba1/AAA	255,063
	Bear Stearns Structured Products, Inc., CMO, VRN,
771	5.644%, 1/26/36	B2/AAA	426,193
799	5.714%, 12/26/46	Caa1/AAA	486,452
1,544	Charlotte Gateway Village LLC, 6.41%, 12/1/16, CMO (a)(d)(f)	NR/A+	1,460,594
	Citigroup Mortgage Loan Trust, Inc., CMO, FRN,
245	4.248%, 8/25/35	A3/AAA	194,889
1,081	4.70%, 12/25/35	NR/AAA	873,550
	Countrywide Alternative Loan Trust, CMO,
823	5.886%, 2/25/37, VRN	NR/AAA	485,568
262	6.25%, 9/25/34	A1/AAA	187,269
2,453	6.50%, 7/25/35	Ba1/AAA	1,904,828
	Countrywide Home Loan Mortgage Pass Through Trust, CMO, FRN,
257	0.634%, 3/25/35	B1/AAA	107,193
338	0.774%, 9/25/34	Ba1/AAA	92,477
151	0.814%, 3/25/34	Aaa/NR	116,880
405	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 5.00%, 10/25/18, CMO	Aaa/AAA	387,183
1,391	First Horizon Asset Securities, Inc., 6.200%, 2/25/36, CMO, FRN	Ca/CCC	354,488
628	GMAC Mortgage Corp. Loan Trust, 4.531%, 6/25/34, CMO, FRN	NR/AAA	323,175
584	GSR Mortgage Loan Trust, 4.469%, 9/25/35, CMO, FRN	NR/AAA	492,074
	Harborview Mortgage Loan Trust, CMO, FRN,
33	0.583%, 3/19/35	Aa2/AAA	14,183
349	2.725%, 11/19/34	Ba1/AAA	115,237
¥112,272	JLOC Ltd., 0.796%, 2/16/16, CMO, FRN (a)(d)	Aaa/AAA	1,115,680
$1,524	JPMorgan Alternative Loan Trust, 7.00%, 12/25/35, CMO	NR/AAA	1,047,921
561	MASTR Adjustable Rate Mortgage Trust, 4.952%, 10/25/34, CMO, VRN	NR/AAA	372,343
619	Merrill Lynch Mortgage Investors, Inc., 0.524%, 2/25/36, CMO, FRN	A3/BB	334,494
587	MLCC Mortgage Investors, Inc., 4.25%, 10/25/35, CMO, FRN	A1/AAA	474,012
86	Multi-Family Capital Access One, Inc., 8.820%, 1/15/24, CMO, VRN	NR/NR	82,210
36	Nomura Asset Acceptance Corp., 0.704%, 10/25/34, CMO, FRN	Aaa/AAA	29,642

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
June 30, 2009 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value*

$444	Residential Asset Securitization Trust, 0.764%, 2/25/34, CMO, FRN	NR/AAA	$365,278
628	Structured Adjustable Rate Mortgage Loan Trust, 2.839%, 5/25/35, CMO, FRN	B3/AAA	245,126
810	Structured Asset Mortgage Investments, Inc., 0.594%, 2/25/36, CMO, FRN	Ba3/AAA	372,946
288	WaMu Mortgage Pass Through Certificates, 2.07%, 1/25/47, CMO, FRN	Caa1/AAA	127,723
	Washington Mutual, Inc., CMO, FRN,
1,554	0.854%, 12/25/27	Aaa/AAA	1,162,225
43	2.74%, 8/25/42	Aaa/AAA	26,947

	Total Mortgage-Backed Securities (cost—$16,718,934)		14,365,578

ASSET-BACKED SECURITIES—9.2%
1,481	Aircraft Certificate Owner Trust, 6.455%, 9/20/22 (a)(d)(f)	Baa1/BBB	1,274,746
861	Ameriquest Mortgage Securities, Inc., 5.939%, 2/25/33, FRN (e)	Ca/D	67,297
2,031	Bear Stearns Asset Backed Securities Trust, 5.062%, 7/25/36, VRN	NR/AA	744,038
1,500	Bear Stearns Second Lien Trust, 1.114%, 12/25/36, FRN (a)(d)	Ba3/CCC	68,390
	Countrywide Home Equity Loan Trust, FRN,
81	0.539%, 4/15/30	Ba1/B	32,242
55	0.539%, 1/15/34	B3/CCC	21,214
318	CS First Boston Mortgage Securities Corp., 2.664%, 8/25/32, FRN	Ca/CCC	47,940
980	Green Tree Financial Corp., 6.53%, 4/1/30, VRN	Ba3/NR	804,091
2,000	GSAMP Trust, 0.464%, 10/25/36, FRN (b)	Caa3/CCC	85,884
	Long Beach Mortgage Loan Trust, FRN,
552	1.739%, 3/25/32	Baa2/NR	256,122
730	2.789%, 3/25/32	B3/NR	242,899
2,983	Loomis Sayles Ltd., 1.322%, 10/26/20, CLO, FRN (a)(b)(d)(f)	Aaa/AAA	2,481,654
280	MASTR Asset Backed Securities Trust, 0.734%, 3/25/35, FRN	Aa1/AA+	246,420
1,410	Northwest Airlines, Inc., 1.535%, 5/20/14, FRN, MBIA (j)	Baa1/BBB+	1,057,595
54	Wachovia Asset Securitization, Inc., 0.744%, 12/25/32, FRN	Baa2/A	22,184
339	WaMu Mortgage Pass Through Certificates, 0.604%, 7/25/45, CMO, FRN	Aaa/AAA	155,627
261	Washington Mutual, Inc., 0.634%, 1/25/45, CMO, FRN	Aaa/AAA	131,824

	Total Asset-Backed Securities (cost—$14,169,207)		7,740,167

SENIOR LOANS (a)(c)—4.9%
Automotive Products—1.7%
	Ford Motor Corp.,
1,296	3.32%, 12/16/13, Term B		942,482
652	4.14%, 12/16/13		473,925

			1,416,407

Financial Services—3.2%
2,948	Chrysler Financial Corp., 4.32%, 8/3/12		2,744,859

	Total Senior Loans (cost—$4,795,756)		4,161,266

U.S. TREASURY BONDS & NOTES (h)—2.0%
	U.S. Treasury Notes,
524	0.875%, 4/30/11		522,649
1,199	0.875%, 5/31/11		1,195,203

	Total U.S. Treasury Bonds & Notes (cost—$1,721,347)		1,717,852

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
June 30, 2009 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value*

MUNICIPAL BONDS & NOTES—1.5%
West Virginia—1.5%
$1,925	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost—$1,810,340)	Baa3/BBB	$1,293,408

SHORT-TERM INVESTMENTS—24.0%
U.S. Treasury Bills (h)—9.7%
8,192	0.01%-1.00%, 7/9/09-11/27/09 (cost—$8,187,039)		8,177,793

Corporate Notes—1.0.%
Financial Services—1.0%
1,000	CIT Group, Inc., 0.759%, 3/12/10, FRN (cost—$873,800)	Ba2/BB-	851,876

U.S. Government Agency Securities—0.0%
22	Freddie Mac, 8.50%, 5/17/10, MBS (cost—$22,314)	Aaa/AAA	21,829

Repurchase Agreements—13.3%
10,300	JPMorgan Chase Bank, dated 6/30/2009, 0.09%, due 7/1/2009, proceeds $10,300,026; collateralized by Fannie Mae, 7.00%, due 10/1/38, valued at $10,435,958 including accrued interest		10,300,000
974	State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $974,000; collateralized by U.S. Treasury Bills, 0.10%, due 8/6/09, valued at $994,901 including accrued interest		974,000

	Total Repurchase Agreements (cost—$11,274,000)		11,274,000

	Total Short-Term Investments (cost—$20,357,153)		20,325,498

Contracts/ Notional Amount

OPTIONS PURCHASED (i)—0.3%
	Put Options—0.3%
	Fannie Mae (OTC),
50,000,000	strike price $96.50, expires 8/6/09	51
	Financial Future Euro—90 day (CME),
180	strike price $89.75, expires 9/14/09	1,125
	S&P 500 Index (CBOE),
178	strike price $865, expires 7/17/09	222,500

	Total Options Purchased (cost—$515,402)	223,676

	Total Investments before options written and security sold short
	(cost—$176,449,177)—192.2%	162,657,761

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
June 30, 2009 (unaudited)

Contracts		Credit Rating (Moody’s/S&P)	Value*

OPTIONS WRITTEN (i)—(1.1)%
	Call Options—(1.1)%
	S&P 500 Index (CBOE),
178	strike price $910, expires 7/17/09 (premiums received—$1,334,333)		$(943,400)

Principal Amount (000)

SECURITY SOLD SHORT—(1.3)%
	Fannie Mae,
$1,000	6.00%, MBS, TBA (proceeds received—$1,041,406)	Aaa/AAA	(1,045,156)

	Total Investments net of options written and security sold short		160,669,205
	(cost—$174,073,438)—189.8%
	Other liabilities in excess of other assets—(89.8)%		(76,023,587)

	Net Assets—100%		$84,645,618

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material. The Fund’s NAV is normally determined as of close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $21,328,692, representing 25.2% of net assets.

(b)	Illiquid security.

(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on June 30, 2009.

(d)

144A Security—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	In default.

(f)	Fair-Valued—Securities with an aggregate value of $5,216,994, representing 6.2% of net assets.

(g)	Perpetual maturity security. Maturity date shown is the first call date. Interest rate is fixed until the first call date and variable thereafter.

(h)	All or partial amount segregated as collateral for futures contracts and swaps.

(i)	Non-income producing.

(j)	All or partial amount segregated as collateral for reverse repurchase agreements.

Glossary:

£—British Pound
€—Euro
¥—Japanese Yen
ABS—Asset Backed Securities
CBOE—Chicago Board Options Exchange
CLO—Collateralized Loan Obligation
CME—Chicago Mercantile Exchange
CMO—Collateralized Mortgage Obligation
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30,2009.
LIBOR—London Inter-Bank Offered Rate
MBIA—insured by Municipal Bond Investors Assurance
MBS—Mortgage-Backed Securities
NR—Not Rated
OTC—Over the Counter
TBA—To Be Announced

VRN—Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on June 30, 2009.

Other Investments:

(A) Futures contracts outstanding at June 30, 2009:

	Type	Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation (Depreciation)

Long:	E-mini S&P 500 Index	633	$28,976	9/18/09	$(378,600)
	Financial Future Euro—90 day	90	22,349	9/14/09	576,000
	S&P 500 Index	76	17,394	9/17/09	(59,200)

					$138,200

The Fund pledged cash collateral of $803,000 for futures contracts.

(B) Transactions in options written for the three months ended June 30, 2009:

	Contracts	Premiums

Options outstanding, March 31, 2009	155	$1,239,419
Options written	511	3,864,183
Options terminated in closing transactions	(488)	(3,769,269)

Options outstanding, June 30, 2009	178	$1,334,333

(C) Credit Default — Buy Protection swap agreements outstanding at June 30, 2009 (1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (4)	Credit Spread (3)	Termination Date	Payments (Paid) by Fund	Market Value (5)	Upfront Premiums Paid(Received)	Unrealized Appreciation

Bear Stearns:
Indymac Home Equity Loan	$1,430	13.55%	6/25/30	(0.45)%	$665,869	—	$665,869
Citigroup:
CIFC	1,000	†	10/20/20	(2.15)%	862,933	—	862,934
Goldman Sachs:
CIFC	500	48.42%	10/20/20	(4.50)%	435,315	—	435,314
TELOS	1,500	72.35%	10/11/21	(5.00)%	1,293,197	—	1,293,197
Morgan Stanley:
ABS Home Equity Index	1,272	205.65%	6/25/34	(1.15)%	1,229,401	—	1,229,401

					$4,486,715	—	$4,486,715

(D) Credit Default — Sell Protection swap agreements outstanding at June 30, 2009 (2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (4)	Credit Spread (3)	Termination Date	Payments Received by Fund	Market Value (5)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)

Bank of America:
Long Beach Mortgage Loan Trust	$738	57.70%	7/25/33	6.25%	$(590,512)	—	$(590,512)
SLM	5,000	8.657%	12/20/10	5.00%	(238,202)	$(437,500)	199,298
Barclays Bank:
Dow Jones CDX HY-8 Index 35-100%	2,428	2.107%	6/20/12	0.787%	(87,902)	—	(87,902)
Federation of Russia	4,900	4.405%	7/20/11	1.65%	(225,825)	—	(225,825)
Citigroup:
Dow Jones CDX HY-8 Index 35-100%	1,456	2.107%	6/20/12	0.63%	(59,105)	—	(59,105)
General Electric	2,100	4.336%	12/20/13	4.65%	26,860	—	26,860
SLM	2,000	8.248%	12/20/13	5.00%	(207,244)	(315,000)	107,756
Deutsche Bank:
American International Group	2,000	16.024%	3/20/13	2.10%	(680,584)	—	(680,584)
CIT Group	2,000	16.484%	12/20/13	5.00%	(580,236)	(530,000)	(50,236)
General Electric	1,300	4.336%	12/20/13	4.70%	19,054	—	19,054
SLM	1,200	8.248%	12/20/13	5.00%	(124,346)	(168,000)	43,654
Goldman Sachs:
ABS Home Equity Index	455	391.543%	5/25/46	2.42%	(442,972)	(35,273)	(407,699)
Merrill Lynch & Co.:
ABS Home Equity Index	998	48.263%	5/25/46	0.11%	(668,449)	(179,612)	(488,837)
American Express	1,000	2.341%	12/20/13	4.40%	82,388	—	82,388
Dow Jones CDX HY-8 Index 35-100%	2,427	2.107%	6/20/12	0.91%	(79,593)	—	(79,593)
SLM	1,000	8.248%	12/20/13	5.00%	(103,622)	(140,000)	36,378
Morgan Stanley:
Biomet	4,000	3.56%	9/20/12	2.95%	(63,139)	—	(63,139)
Indymac Home Equity Loan	1,430	13.55%	6/25/30	1.815%	(594,467)	—	(594,467)
Morgan Stanley Dean Witter	356	235.75%	8/25/32	3.225%	(341,161)	(6,699)	(334,462)
UBS:
ABS Home Equity Index	1,272	205.55%	6/25/34	1.50%	(1,226,247)	—	(1,226,247)

					$(6,185,304)	$(1,812,084)	$(4,373,220)

† Credit spread not quoted on asset-backed securities.

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4) The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at June 30, 2009 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(E) Interest rate swap agreements outstanding at June 30, 2009:

			Rate Type
	Notional Amount (000)					Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
Swap Counterparty		Termination Date	Payments Made by Fund	Payments Received by Fund	Market Value

Credit Suisse First Boston	$80,000	6/17/29	3-Month USD-LIBOR	4.60%	$5,407,099	$(360,000)	$5,767,099
Credit Suisse First Boston	80,000	12/16/29	4.00%	3-Month USD-LIBOR	2,646,312	8,160,000	(5,513,688)
Royal Bank of Scotland	20,300	12/16/29	4.00%	3-Month USD-LIBOR	671,501	2,090,900	(1,419,399)

					$8,724,912	$9,890,900	$(1,165,988)

(F) Total return swap agreements outstanding at June 30, 2009:

Swap Counterparty	Fund Receives	Fund Pays	Termination Date	Notional Amount	Unrealized Appreciation

Merrill Lynch & Co.	MSCI Daily Total Return EAFE	3 month LIBOR minus 0.41%	11/30/09	$36,739,002	$2,693,912

EAFE—Europe and Australasia, Far East Equity Index
LIBOR—London Inter-Bank Offered Rate
MSCI—Morgan Stanley Capital International

(G) Forward foreign currency contracts outstanding at June 30, 2009:

	Counterparty	U.S.$ Value Origination Date	U.S.$ Value June 30, 2009	Unrealized Appreciation (Depreciation)

Purchased:
371,000 British Pound settling 7/2/09	Morgan Stanley	$612,912	$610,981	$(1,931)
Sold:
371,000 British Pound settling 8/6/09	Morgan Stanley	612,892	610,963	1,929
371,000 British Pound settling 7/2/09	Royal Bank of Scotland PLC	574,571	610,981	(36,410)
3,645,000 Euro settling 7/27/09	Barclays Bank	5,086,087	5,112,746	(26,659)
109,934,000 Japanese Yen settling 8/4/09	Morgan Stanley	1,141,579	1,139,840	1,739
109,934,000 Japanese Yen settling 7/2/09	Royal Bank of Scotland PLC	1,140,980	1,139,390	1,590

				$(59,742)

The Fund received $1,430,000 par value in U.S. Treasury Bills and $3,890,000 in cash as collateral for derivative contracts. Cash collateral received may be invested in accordance with the Fund’s investment strategy. Collateral received as securities cannot be pledged.

(H) The weighted average daily balance of reverse repurchase agreements outstanding during the three months ended June 30, 2009 was $39,080,260 at a weighted average interest rate of 0.51%. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated as collateral for reverse repurchase agreement) for open reverse repurchase agreements at June 30, 2009 was $71,558,273.

Open reverse repurchase agreements at June 30, 2009:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal

Bank of America	0.75%	6/5/09	7/6/09	$974,553	$974,025
Credit Suisse First Boston	0.33%	6/11/09	7/13/09	47,928,785	47,920,000
	0.80%	6/4/09	7/6/09	1,526,916	1,526,000
	0.80%	6/10/09	7/10/09	3,902,820	3,901,000
	0.80%	6/11/09	7/10/09	6,898,064	6,895,000
	0.80%	6/15/09	7/13/09	2,739,974	2,739,000
	0.80%	6/15/09	7/15/09	1,914,681	1,914,000

					$65,869,025

Fair Value Measurements–The Fund has adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under FAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.), or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund has adopted FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” (“FAS-157-4”).

FAS 157-4 provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. FAS 157-4 emphasizes that even if there has been significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

An investment asset or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the three months ended June 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value technique on Level 3 investments: option adjusted spread pricing.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used as of June 30, 2009, in valuing the Fund’s assets and liabilities is listed below by industry or investment types, for more detail on the Total Investments in Securities, please refer to the Fund's Schedule of Investments.

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 6/30/2009

Investments in Securities - Assets
U.S. Government Agency Securities	$—	$64,026,987	$—	$64,026,987
Corporate Bonds & Notes:
Airlines	—	2,012,500	2,918,376	4,930,876
Other	—	43,872,453	—	43,872,453
Mortgaged-Backed Securities	—	12,904,984	1,460,594	14,365,578
Asset-Backed Securities	—	2,926,172	4,813,995	7,740,167
Senior Loans	—	4,161,266	—	4,161,266
U.S. Treasury Bonds and Notes	—	1,717,852	—	1,717,852
Municipal Bonds & Notes	—	1,293,408	—	1,293,408
Short-Term Investments	—	20,325,498	—	20,325,498
Purchased Options	223,625	51	—	223,676

Total Investment in Securities - Assets	$223,625	$153,241,171	$9,192,965	$162,657,761

Investments in Securities - Liabilities
Security sold short	—	(1,045,156)	—	(1,045,156)
Written options	(943,400)	—	—	(943,400)
Other Financial Instruments*	138,200	(1,009,768)	2,591,445	1,719,877

Total Investments in Securities	$(581,575)	$151,186,247	$11,784,410	$162,389,082

*Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, swap agreements and forward foreign currency contracts which are valued at the unrealized appreciation/depreciation on the instrument.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) as of June 30, 2009, were as follows:

	Beginning Balance 3/31/2009	Net Purchases(Sales) and Settlements	Accrued Discounts (Premiums)	Total Realized Loss	Total Change in Unrealized Gain(Loss)	Transfers in and/or out of Level 3	Ending Balance 6/30/2009

Investments in Securities - Assets
Corporate Bonds & Notes	$2,646,768	$(42,966)	$(45)	$(141)	$314,760	—	$2,918,376
Mortgaged-Backed Securities	1,173,027	(39,793)	(1,264)	(1,065)	329,689	—	1,460,594
Asset-Backed Securities	—	3,395,088	8,781	—	(204,330)	$1,614,456	4,813,995

Total Investment in Securities Assets	$3,819,795	$3,312,329	$7,472	$(1,206)	$440,119	$1,614,456	$9,192,965

Investments in Securities - Liabilities
Other Financial Instruments*	2,679,330	—	—	—	(87,885)	—	2,591,445

Total Investments in Securities	$6,499,125	$3,312,329	$7,472	$(1,206)	$352,234	$1,614,456	$11,784,410

The net change in unrealized appreciation/depreciation of investments and swaps held at June 30, 2009 was $352,234.

* Other Financial Instruments are derivative instruments not reflected on the Schedule of Investments, such as swap agreements.

Disclosures about Derivative Instruments and Hedging Activities-The Fund has adopted FASB Statement of Financial Accounting Standards No. 161, an amendment of FASB Statement No. 133, (“FAS 161”) which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. The Fund reflects derivatives at fair value and such do not qualify for FAS 161 hedge accounting treatment.

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2009. Derivative instruments are valued at the unrealized appreciation/depreciation of the instrument, except for written options which are valued at the market value.

Derivatives Fair Value

Interest rate contracts	$(589,988)
Foreign exchange contracts	(59,742)
Credit contracts	113,495
Equity contracts	1,312,712

Total	$776,477

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Global StocksPLUS & Income Fund

By /s/ Brian S. Shlissel
President & Chief Executive Officer

Date: August 25, 2009

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
President & Chief Executive Officer

Date: August 25, 2009

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 25, 2009